Public Service Enterprise Group New York Investor Meetings New York, New York December 10, 2009 Exhibit 99

Delivering Value: Today and Tomorrow 2
Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, but are not limited to:
Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.
Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
Changes in federal and/or state environmental requirements that could increase our costs or limit operations of our generating units.
Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.
Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.
Any inability to balance our energy obligations, available supply and trading risks.
Any deterioration in our credit quality.
Availability of capital and credit at reasonable pricing terms and our ability to meet cash needs.
Any inability to realize anticipated tax benefits or retain tax credits.
Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.
Delays or cost escalations in our construction and development activities.
Adverse investment performance of our decommissioning and defined benefit plan trust funds, and changes in discount rates and funding requirements.
Changes in technology and increased customer conservation.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

Delivering Value: Today and Tomorrow 3
GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Net
Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG Strategic Overview

Delivering Value: Today and Tomorrow 5
PSEG establishing a policy leadership position …
Electric and Gas
Delivery
Leveraged Leases and
Renewable Investments
Regional
Wholesale Energy
… in promoting a sustainable energy future.
PSE&G positioned to
meet NJ’s energy policy
and economic growth
objectives with $1.7
billion investment
program.
PSEG Power’s low-cost
baseload nuclear fleet
well-positioned in
carbon constrained
environment.
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities.
Compressed Air Energy
Storage (CAES)
Solar
Offshore wind

Delivering Value: Today and Tomorrow 6
•
Maintaining 2009 earnings guidance range
•
Operational excellence – focused on enhancing asset
performance and achieving cost efficiencies across the
enterprise
•
Integrated generation and portfolio management to
optimize asset-based revenues
•
Core business investments providing attractive returns
•
Sharpened business focus
•
Strengthened balance sheet
•
Attractive dividend yield
Meeting Commitments and Delivering Value
PSEG: Making decisions and achieving results…
… building a record that sets us apart.

Delivering Value: Today and Tomorrow 7
A commitment to the future …
•
Established a new carbon reduction target – to reduce our
2005 carbon footprint by 25% by 2025.
•
Implementing and expanding our three-pronged strategy for
addressing climate change:
•
Energy Efficiency
•
Renewables
•
Clean central station generation, including nuclear
… building on a strong history of environmental leadership.

Delivering Value: Today and Tomorrow 8
We have been active participants in re-shaping the nation’s
energy policy.
•
PSEG’s commitment is demonstrated by real actions:
•
Investing over $200 million to deliver energy efficiency
•
Investing over $600 million to develop solar energy,
reduce carbon and create jobs
•
Investing over $400 million to improve nuclear facilities
and develop clean power
•
Committing $100 million for an early site permit to build
new nuclear
•
Developing a 350 MW wind farm off the coast of southern
NJ
Strong climate policies are essential to support investment.

Delivering Value: Today and Tomorrow 9
30%
35%
40%
45%
2007 2008 2009E
40%
45%
50%
55%
2007 2008 2009E
PSEG Power
Funds from Operations / Total Debt
PSE&G
Regulatory Equity Ratio
Improvement in key credit measures …
… provides support for planned investment program.

Delivering Value: Today and Tomorrow 10
On track to meet 2009 earnings guidance…
… but, it will be difficult to meet upper-end of range.
* See page 62 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
** See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
2007 Operating Earnings** 2008 Operating Earnings** 2009 Guidance
$2.68
$3.00 - $3.25
$3.03
YTD
September
2009
Operating
Earnings*:
$2.50

Delivering Value: Today and Tomorrow 11
… continues 102-year history of paying common dividends.
70% 44%
Payout
Ratio
41% - 44% 43% 66% 63%
$1.10
$1.12
$1.33
$1.17
$1.29
$1.14
2004 2005 2006 2007 2008 2009E
*Indicated annual dividend rate
*
Dividends per Share
Sixth consecutive annual increase in common dividend …

Delivering Value: Today and Tomorrow 12
Operational excellence, financial strength and disciplined investment…
… position us well in today’s market.
• Operational excellence efforts support:
• Reliability
• Cost control
• Customer value
• Investing in core business initiatives at attractive risk
adjusted returns.
• Actively managing hedging portfolio in challenging markets.
• Maintaining strong balance sheet.

PSEG Review and Outlook

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Delivering Value: Today and Tomorrow 14
Q3 Operating Earnings by Subsidiary
$    477
(5)
25
97
$   360
2008
$   464
20
18
87
$   339
2009
Operating Earnings Earnings per Share
(0.01) 0.04
Enterprise
$   0.94 $   0.92
Operating Earnings*
0.05 0.04
PSEG Energy Holdings
0.19 0.17
PSE&G
$   0.71 $   0.67
PSEG Power
2008 2009
$ millions (except EPS)
Quarter ended September 30,
* See page 62 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

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Delivering Value: Today and Tomorrow 15
YTD Operating Earnings by Subsidiary
$    1,229
(14)
104
284
$   855
2008
$   1,264
17
58
253
$   936
2009
Operating Earnings Earnings per Share
(0.03) 0.03
Enterprise
$   2.41 $   2.50
Operating Earnings*
0.20 0.12
PSEG Energy Holdings
0.56 0.50
PSE&G
$   1.68 $   1.85
PSEG Power
2008 2009
$ millions (except EPS)
Nine months ended September 30,
* See page 62 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering Value: Today and Tomorrow 16
Low-cost portfolio
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM
constraints
Southern NEPOOL/ Connecticut
Texas assets – low cost combined
cycle
Market knowledge and experience
to maximize the value of our assets
… with low cost plants, in good locations, within solid markets.
Power’s assets support commitments in a dynamic environment…
15%
52%
8%
24%
Fuel Diversity*
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced*
(Nine months ended September 30, 2009)
51%
15%
34%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total GWh: 44,400
Total MW: 15,576
* Includes Texas

Delivering Value: Today and Tomorrow 17
PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2008 2009
Nine months ended
September 30,
$54
$64
•
In 2009, PJM total gross margin was sustained by lower costs to serve, including strong performance of our nuclear fleet, which offset lower overall demand
•
Low gas pricing resulted in gas displacing coal-fired generation
Regional Performance
$47
$67
$2,234
Gross
Margin ($M)
YTD September 2009 Performance Region
Low spark spreads, partially offset by
increase in gas-fired generation.
New York
Performance of Bridgeport Harbor
hurt by low energy prices and high
cost of coal.
New
England
Contribution to gross margin ($M)
+11% versus year ago; strong
nuclear production, higher contracted
prices and decline in cost to serve
offset 7.8% reduction in volumes and
BGS customer migration.
PJM
PSEG Power Gross Margin ($/MWh)
Note: Excludes Texas

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Delivering Value: Today and Tomorrow 18
PSEG Power – Fuel Costs
159 338 Oil & Gas
80 130 Coal
20.00 32.40 $ / MWh
13,904 15,502
Total Generation
(GWh)
278 502 Total Fuel Cost
39 34 Nuclear
Total Fossil
($ millions)
239 468
2009 2008
Quarter ended
September 30,
PSEG Power – Fuel Costs
451 959 Oil & Gas
221 331 Coal
20.30 32.40 $ / MWh
38,576 42,771
Total Generation
(GWh)
782 1,386 Total Fuel Cost
110 96 Nuclear
Total Fossil
($ millions)
672 1,290
2009 2008
Nine months ended
September 30,
Note: Excludes Texas

% of coal and
nuclear output
$/MWh

% of capacity
$/MW-day

Delivering Value: Today and Tomorrow 19
0%
25%
50%
75%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0%
25%
50%
75%
100%
2010 2011 2012
$0
$50
$100
$150
Power’s hedging program provides near-term stability from
market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of
$10/MWh PJM West around
the clock price change*
(~$2/mmbtu gas change)
Contracted Capacity
Price
(right
scale)
* As of October 2009: Assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2013, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
$0.40 - $0.70 $0.25 - $0.45 $0.10 - $0.20
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
**

Delivering Value: Today and Tomorrow 20
Power’s hedging strategy secures pricing for near term output…
•
Sell expected nuclear and coal output forward over a two to three year horizon
•
Contract fuel to balance position
•
Buy gas as we sell output
•
Utilize liquid markets to manage risk
•
BGS annual recontracting opportunity; 3-year term mitigates volatility and monetizes basis
•
Source contractual needs from market on opportunistic basis
•
BGS at maximum tranches is approximately 40-50% of Power’s coal and nuclear output
•
Participation in the full requirements auctions supports margin opportunity commensurate with market risk
•
Extension of developed skill set supports participation in adjoining geographies within PJM
… which mitigates the impact of market movements on earnings.

Delivering Value: Today and Tomorrow 21
Hedging our generation assets to increase our gross margin
opportunities…
PSEG Power's Generation Gross Margin
(Illustrative)
0%
10%
20%
30%
Gross Margin ($ M)
Generation at Market Generation with Hedges
… and reduce variability within market constraints.

Delivering Value: Today and Tomorrow 22
2003 2004 2005 2006 2007 2008 2009
Increase in Full Requirements
Component Due to:
Increased Congestion (East/West Basis)
Increase in Capacity Markets/RPM
Volatility in Market Increases Risk
Premium
The BGS auction process …
Market Perspective – BGS Auction Results
… cushions the impact of volatile markets on customers.
Note: BGS prices reflect PSE&G Zone
Full Requirements
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
$55.05
$65.41
~ $18
~ $21
$102.51
~ $32
$98.88
~ $41
~ $43
$111.50
~ $47
$103.72
$55.59
~ $21
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$33 - $34
$36 - $37
$44 - $46
$67 - $70
$58-$60
$68 - $71 $56 - $58
*
*2009 RTC price was ~ $50/MWh at time of auction

Delivering Value: Today and Tomorrow 23
Recent market environment prompts BGS customer migration …
… while mid-term markets and rolling auctions should mitigate this impact.
•
Historic high prices in recent past
•
Recent spot market well below past years’ levels
•
Creates incentive for customers to migrate
•
Difference represents loss of a portion of margin
per MWh
•
$0.04/sh impact to Power in Q3 2009
Short-Term Medium-Term
•
Current forward pricing points to recovery
•
Eliminates incentive to migrate
•
Smaller loss of margin per MWh
•
Reduces overall impact to Power
Average BGS Rate
Historical Market Price at Peak
Current Forward Market Cost
Illustrative Forward Market Cost vs. BGS Rate

Delivering Value: Today and Tomorrow 24
0
10
20
30
40
50
60
2009 2010
Major elements of BGS pricing have not varied greatly from last auction.
Other elements of BGS could have a moderate effect.
36 month RTC PJM-W Energy
0
25
50
75
100
125
150
175
2009 2010
Capacity
• Risk premium – Market and capital risk
• Market – depressed environment
• Congestion
2010 2009
$149 $159 3-year average
$163 2012 / 2013
$110 $110 2011 / 2012
$174 $174 2010 / 2011
$191 2009 / 2010
BGS Auction
PS Zone RPM Prices
($/MW-day)
2010 2009
$53 $57 3-year average
$54 2012 / 2013
$53 $60 2011 / 2012
$51 $58 2010 / 2011
$52 2009 / 2010
BGS Auction
RTC PJM West ($/MWh)

Delivering Value: Today and Tomorrow 25
2008 Operating
Earnings*
Energy Capacity Other Margin Cost 2009 Guidance
… with visible sources of value to achieve this result.
Power’s commitment in 2009 reflects continued earnings
growth …
$1,107M
$1,170 -
$1,245M
$90 – 95M
($25 – 15M)
$38– 88M
O&M (pension)
Depreciation
Interest
Other
($40 – 30M)
Power’s 2008 Operating Earnings vs 2009 Guidance
Operations
Uprates
BGS
Recontracting
Fuel
Texas
More capacity
open to auction
BGSS
Other
* See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering Value: Today and Tomorrow 26
PSE&G’s current investment plan including the recently
approved NJ stimulus and EMP programs…
34%
53%
13%
0%
31%
4%
16%
49%
33%
15%
1%
51%
… now provides for growth in rate base of 13%.
PSE&G Rate Base
28%
22%
5%
45%
Electric Transmission Electric Distribution Gas Distribution Energy Master Plan
2008
Rate Base $6.6B
Equity Ratio ~ 50%
2009
Rate Base $7.3B
Equity Ratio ~ 51%*
2010
Rate Base $8.6B
Equity Ratio ~ 51%*
2011
Rate Base $9.7B
Equity Ratio ~ 51%*
*Includes Solar Loan II, which is pending regulatory approval

Delivering Value: Today and Tomorrow 27
0
400
800
1,200
1,600
2,000
2009 2010 2011
Base Capital Infrastructure Stimulus Energy Efficiency Stimulus Solar 4 All Solar II
PSE&G Annual Projected Capital Investments
($Millions)
PSE&G capital spending continues to grow through base
Transmission projects…
… and new initiatives developed to meet the State’s employment and environmental goals.

Delivering Value: Today and Tomorrow 28
PSE&G regulatory strategy…
•
Earn authorized returns
•
Minimize regulatory lag
•
Support state energy goals
•
Maintain/enhance local relationships
… designed to support customer and shareholder requirements.

Delivering Value: Today and Tomorrow 29
New Jersey Electric & Gas Rate Case*
Filed: May 29, 2009
6n6 Update:      September 25, 2009
Test Year: 2009
51.2% Equity Ratio
11.5% Return on Equity
*New Jersey BPU decision anticipated within 9-12 months.
$2.4 billion $3.8 billion Rate Base
$105.9 million $147.0 million Increase
Gas Electric Request
Includes tracking mechanisms for capital expenditures and pension costs.
Request as of the 6n6 update

Delivering Value: Today and Tomorrow 30
2008 Operating
Earnings*
Weather Transmission Pension Depreciation,
Interest and Other
2009 Guidance
$360M
$5 – 10M
$315 –
$335M
$10 - 15M
… increasing pension, depreciation and interest costs.
($45 - 40M)
($15 - 10M)
In 2009, controlling O&M helps to mitigate the effects of…
*See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Delivering Value: Today and Tomorrow 31
PSEG Global focused on…
•
Renewables:
•
Solar:
•
A 2 MW DC facility was installed during 2009 and have an
additional 27 MW DC under contract for 2010 installation
for a total amount of $100M
•
Ongoing development and opportunity evaluation is
underway
•
Compressed Air Energy Storage (CAES) - Energy Storage &
Power joint venture:
•
Technology to optimize renewable energy sources and
power augmentation technology to improve the capacity of
combined cycle plants
•
Offshore Wind – Garden State Offshore Wind joint venture:
•
350 MW wind farm approximately 16 miles off the shore of
southern New Jersey
… identifying opportunities for renewable growth.

Delivering Value: Today and Tomorrow 32
Resources is focused on maximizing the value of its current
investment portfolio…
•
Net Investment in lease portfolio of $0.3B as of
September 30, 2009.
•
Book investment of $1.7B less deferred taxes of $1.4B.
•
As of September 30, 2009  the remaining tax exposure
relating to LILO/SILO leases has been reduced to
approximately $780 million including interest.
•
Cash on deposit with IRS of $320 million.
•
Recent court decision – positive development in on-going
management of lease exposure.
… while reducing the potential IRS exposure on LILO/SILO leases.

Delivering Value: Today and Tomorrow 33
-$0.2
$0.6
$1.4
$2.2
$3.0
Sources Uses
PSEG Consolidated
2009E Sources and Uses
Cash Ops*
(Non-GAAP)
Shareholder
Dividend
Investment
(includes
Nuclear
Fuel)
Net Asset Sales
Internally generated cash in 2009 is expected to exceed
investment needs.
* Cash Ops (Non-GAAP) represents Cash Ops adjusted for securitization principal repayment, taxes associated with asset sales, and IRS deposits.
IRS Deposit
Net Debt
Reduction

Delivering Value: Today and Tomorrow 34
Our balance sheet has been strengthened…
… which provides us substantial financial flexibility.
35%
40%
45%
50%
9/30/09 12/31/08
(A) Long Term Debt
(1+2+3+4)
/ Long Term Debt
(1+2+3+4)
+ Equity
(5)
% Long Term Debt
(A)
September 30, 2009 December 31, 2008
Long-Term Debt Due
(1)
449 $                           559 $
Project level, Non Recourse Debt Due
(2)
5 286
Securitization Debt Due 194 188
Total Long-Term Debt Due Within One Year
648 1,033
Total Commercial Paper and Loans
243 19
Long-Term Debt
(3)
6,326 6,621
Project level, Non Recourse Debt
(4)
39 42
Securitization Debt 1,201 1,342
Total Long-Term Debt 7,566 8,005
Preferred Stock 80 80
Total Common Stockholders' Equity
(5)
8,685 7,771
TOTAL CAPITALIZATION 17,222 $                      16,908 $
PSEG Consolidated ($Millions)

Delivering Value: Today and Tomorrow 35
Strong operations and risk controls…
… position us to meet challenges of today’s market.
Asset optimization yielding
results
7
th
successful BGS auction validates
hedging strategy
RPM capacity auction supports asset
values in constrained areas
Power’s dispatch profile provides
operating flexibility
PSE&G focused on reliability and
meeting energy goals
Organization focused on controlling
costs
Challenge to meet the
upper end of our $3.00 -
$3.25 per share operating
earnings guidance.
Investment focus on projects
with attractive risk-adjusted
returns
Infrastructure
Energy Efficiency
Solar

Delivering Value: Today and Tomorrow 36
Positioned for the Future
•
Maintaining 2009 earnings guidance range
•
Operational excellence – focused on
enhancing asset performance and
achieving cost efficiencies in all
businesses
•
Integrated generation and portfolio
management optimizing asset-based
revenues
•
Core business investments providing
attractive returns
•
Sharpened business focus
•
Balance sheet strengthened
•
Attractive dividend yield
•
Balanced business mix
•
BGS: A demonstrated mechanism for
meeting customer supply at market prices
for multi-year period
•
Establishing a leadership position in
energy policy – Federal and State policies
provide opportunities for growth
•
T&D investments providing growth with
minimal rate impact
•
Attractive carbon footprint
•
Strong financial position and cash flow
provide flexibility in volatile markets – No
need to issue equity
Meeting Commitments and
Delivering Value
PSEG – Delivering Value: Today and Tomorrow

Appendix

PSEG Power

Delivering Value: Today and Tomorrow 39
… of serving full requirement load contracts, while maintaining optionality under a variety of conditions.
Power’s assets along the dispatch curve reduce the risk…
X X Ancillary Revenue
X
X
X X Capacity Revenue
X X Energy Revenue
X X Dual Fuel
Baseload units
Load following units Peaking units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Bridgeport
New
Haven
Nuclear
Coal
Combined Cycle
Steam
Peaking
BEC
Yards
Creek
National Park

Delivering Value: Today and Tomorrow 40
Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology:
Boiling Water Reactor
Total Capacity: 1,211MW
Owned Capacity:  1,211MW
License Expiration: 2026
Filed for license
extension, August 2009
Operated by PSEG Nuclear
Ownership: PSEG - 57%,
Exelon – 43%
Technology:
Pressurized Water Reactor
Total Capacity: 2,345MW
Owned Capacity: 1,346MW
License Expiration: 2016 and
2020
Filed for license
extension, August 2009
Operated by Exelon
PSEG Ownership: 50%
Technology:
Boiling Water Reactor
Total Capacity: 2,224MW
Owned Capacity: 1,112MW
License Expiration: 2033
and 2034
Hope Creek
Salem Units 1 and 2
Peach Bottom
Units 2 and 3
Our five unit nuclear fleet…
… is a critical element of Power’s success.

Delivering Value: Today and Tomorrow 41
0
2,000
4,000
6,000
8,000
10,000
12,000
Power’s output is sold forward…
… through full requirement contracts and other hedging transactions.
2010                                 2011                                   2012
2010                                 2011                                2012
Nuclear
Coal CC Steam / Pk
Existing Hedges
Existing Loads+ Hedges
Existing Loads+ Hedges + Potential Future BGS
Total Fleet On-Peak Average MW*
Total Fleet Off-Peak Average MW*
0
2,000
4,000
6,000
8,000
10,000
12,000
* Includes Texas

Delivering Value: Today and Tomorrow 42
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009
Fwd*
2010
Fwd
2011
Fwd
Commodity prices have been volatile…
*Average of 10 historical months and 2 forward months
… but Power’s diverse asset portfolio and hedging strategy has mitigated the effect of volatility, providing strong results.
Henry Hub NYMEX
($/MMBTU)
Western Hub RTC
($/MWh)
West Hub On Peak
($/MWh)
Central Appalachian Coal
($/Ton)
Note: Forward prices as of October 2009
$0
$20
$40
$60
$80
$100
$120
2004 2005 2006 2007 2008 2009
Fwd*
2010
Fwd
2011
Fwd
$0
$2
$4
$6
$8
$10
2004 2005 2006 2007 2008 2009
Fwd*
2010
Fwd
2011
Fwd
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009
Fwd*
2010
Fwd
2011
Fwd

Delivering Value: Today and Tomorrow 43
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 Fwd 2010 Fwd 2011 Fwd
The effect of our hedging/forward sales strategy…
Power’s hedging strategy
secures pricing over a 2 - 3 year
future time horizon.
The 3 year BGS Auction period
has the effect of pulling forward
prices back.
… is to create a realized price that is a blend of prior and future pricing, moderating volatility.
*PJM West Average of 10 historical months and 2 forward months
PJM West PS Zone vs PJM West Basis
2009 realized
price
*

Delivering Value: Today and Tomorrow 44
-$10
$0
$10
$20
$30
$40
$50
2005 2006 2007 2008 2009 2010 2011
$0
$10
$20
$30
$40
$50
$60
$70
2005 2006 2007 2008 2009 2010 2011
Annual Average Historical Monthly Forecast
Note: Forward prices as of October 2009
Spark spreads are in line with rising historical averages…
PJM Western Hub Spark Spread (On-Peak – Henry Hub * 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal * 10 Heat Rate)
… but near term dark spreads have declined in response to weak demand.

MAAC
$133.37
PS-NORTH
$185.00
EMAAC
$139.73
RTO
$16.46
DPL-
SOUTH
$222.30

Delivering Value: Today and Tomorrow 45
2012 / 2013 RPM Auction Results
• PSEG Power’s assets are in
constrained zones, which
cleared at higher prices.
• Power’s offer for 178MW of new
capacity was accepted by PJM.
• Auction results reflect impact of
new transmission capability.

Delivering Value: Today and Tomorrow 46
… Power expects to see continued strong margins from PJM’s
Reliability Pricing Model.
Through the new capacity construct, and pricing at auction
prices…
$185.00 PSEG North Zone
$16.46 $110.00 $174.29 $102.04 $111.92 $40.80 Rest of Pool
$133.37 $110.00 $174.29 191.32 MAAC
$139.73 $110.00 $174.29 $191.32 $148.80 $197.67 Eastern MAAC
2012 / 2013 2011 / 2012 2010 / 2011 2009 / 2010 2008 / 2009 2007 / 2008 PJM Zones
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in
MAAC and EMAAC, Power’s assets in congested locations received higher pricing in the 2012/2013 RPM Auction.
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
07/08 08/09 09/10 10/11 11/12 12/13

Delivering Value: Today and Tomorrow 47
Power’s coal hedging strategy is matched up with generation…
… with hedged coal pricing aligned with coal output sold.
$0
$10
$20
$30
$40
$50
2010 2011 2012
Anticipated Coal Cost
(Cost/MWh)
Hedged Open
Mid $20’s
Mid $20’s
Low $40’s
Mid $40’s
To
High $30’s
Mid $40’s
Indicative
Pricing
($/MWh)
Prices lower,
moderating
Northern
Appalachian
Conemaugh
Prices lower,
moderating
Northern
Appalachian
Keystone
More limited
segment of
coal market
Metallurgical Mercer
Flexibility after
BET in 2010
Adaro /
Domestic
Hudson
Higher price,
lower BTU,
enviro coal
Adaro
Bridgeport
Harbor
Comments Coal Type Station

Delivering Value: Today and Tomorrow 48
$0
$5
$10
2010 2011 2012
Anticipated Nuclear Fuel Cost
(Cost/MWh)
Power has hedged its nuclear fuel needs through 2012…
… with increased pricing over that time horizon.
Hedged

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Delivering Value: Today and Tomorrow 49
PSEG Texas projected EBITDA reflects …
… higher maintenance costs and market uncertainty.
Strong 2008 performance from favorable market in Spring 2008
For 2009:
Gross margin impact from new wind additions
Operations and maintenance costs approximately $15M higher in 2009 than 2007 as plants enter periods of major maintenance
Longer-term:
Continued uncertainty from wind
Positive impact from transmission build-up.
45 – 55 40 – 45% 115 – 125 17% ~4.0 2009
PSEG Market
214
162
$186
Gross
Margin
($M)
147 47.9% 14% 9.0 2008
104 48.7% 15% 6.9 2007
$130 54.4% 16% $6.7 2006
EBITDA*
($M)
Capacity
Factors
Reserve
Margin
Nat. Gas
Henry Hub Spot
($/mmBtu)
*Excluding Mark-to-Market Accounting effects

Delivering Value: Today and Tomorrow 50
The implementation of carbon legislation will address the critical issue of global warming…
~$12.00 - ~$14.00 100% Total
$0.00 $0.00 0% Nuclear
$4.80 - $3.60 $8.00 60%- 45% Gas CC
$1.20 - $0.60 $12.00 10% - 5% CTs
$6.00 - $10.00 $20.00 30% - 50% Coal
Impact $/MWh On margin
(approximate)
Dispatch curve implication @ $20/ton*
By Fuel Type
$12.0 $18.0 $30.0 @$30
$8.0 $12.0 $20.0 @$20
$4.0 $6.0 $10.0 @$10
Price ($/MWh)
0.4 0.6 1.0 Carbon tons/MWh
CC CTs Coal
… and activity continues in the direction of a national program.
PSEG Power Generation
Energy Produced
(Nine months ended September 30, 2009)
51%
15%
34%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total GWh: 44,400
**
*For illustration purposes – potential impact of CO
2
on power prices with current dispatch – not an indication of net effect on income.
**Includes Texas

Delivering Value: Today and Tomorrow 51
The RGGI cap on CO
2
emission shows that headroom exists …
… compared to historical emission levels.
Affected Sources
Fossil-fired electric generating
units with a capacity of 25MW
and larger
Targets and Timing
Three-year compliance periods
with the first running from 2009-
2011
Stabilization of CO
2
emissions at
recent levels through 2015
(~188 million tons per year)
Achieve a 10% reduction of CO
2
emissions below recent levels by
2019
This translates into ~13%
reduction below 1990 levels or
~35% reduction from Business
as Usual (BAU) levels by 2020
CO2 Emissions vs. RGGI Cap
(Actuals through 2007)
130
140
150
160
170
180
190
200
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018
RGGI Cap
Projected
Actual &
Forecast CO
Actual

PSE&G

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Delivering Value: Today and Tomorrow 53
Transmission Growth
PJM approved the $750M Susquehanna to
Roseland line in October 2007.
Siting and permitting process underway
Incentives approved by FERC:
ROE: 12.93% (125 basis point adder)
100% CWIP in Rate Base
FERC approval of Sub-Transmission to
Transmission system reliability investments
represents about $340M through 2011, post-2011
~$60M per year.
Other approved RTEP projects ~$250M also
contribute meaningfully to improved reliability and
earnings growth.
PJM approved the Branchburg-Roseland-Hudson
line in November 2008.  PSE&G filed with FERC for
incentive ROE adder of 150 bps in this $1.1B
project; estimated in-service date of June 2013.
These opportunities will require substantial deployment of capital with siting and permitting as the major challenges.
Branchburg
Roseland Jefferson
New Freedom
Smithburg
Deans
MAPP
Hope Creek
Salem
Project
I-765
Interstate
Project
PSE&G implemented fully-forecasted formula rates with an 11.68%
base ROE, which provides attractive current return on investments.
RTEP approved; subject to siting approval

Delivering Value: Today and Tomorrow 54
18.5
0
2
4
6
8
10
12
14
16
18
20
PSE&G Average 2011
Based on tariff rates in effect in March 2009.
… produces superior value to our electric and gas customers.
Electricity
(500kWh/month bill)
BGS
Delivery
Clauses
17.7
1.60
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
PSE&G Average 2011
Gas
(100 therm/month bill)
BGSS
Delivery
Clauses
1.48
Source: Rates from PSE&G, NYPSC and PAPUC
1.53
BGSS
Delivery *
Clauses
BGS***
Delivery *
Clauses
Potential
Investments**
18.2
* Includes base rate increases
** Includes NJ stimulus filing (Capital and EEE), Solar 4 All and Solar II
Potential
Investments**
*** Assumes BGS/BGSS pricing remains constant
Combining operational excellence with prices comparable to
regional competitors …

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Delivering Value: Today and Tomorrow 55
Energy efficiency investment and savings
Investment Timeline
2009 – 2011 (18 months)
Category
Residential
Whole House
Multi-Family
Industrial & Commercial
Small Business
Muni/Local/State Government
Hospital Efficiency
Data Center
Tech Demo Sub-Program
Building
Admin Sales, Training, Evaluation, IT
TOTAL
Expenditure Annual Lifetime Annual Lifetime Jobs
($ millions)
$10 3,298 52,765 30,125 602,490 51
19 6,223 99,574 56,848 1,136,960 49
9,521 152,339 86,973 1,739,450 100
20 32,306 484,596 123,077 1,846,154 86
25 31,878 478,170 153,846 2,307,692 107
68 128,640 1,929,600 1,315,337 19,730,061 292
10 32,000 480,000 122,699 1,840,491 43
12 18,947 284,210 192,000 2,880,000 52
2 4,634 69,517 47,387 710,810 9
248,405 3,726,093 1,954,346 29,315,208 589
24
$190 257,926 3,878,432 2,041,319 31,054,658 689
Savings (MWh) Savings (Dtherms)

Delivering Value: Today and Tomorrow 56
PSE&G Solar 4 All Program
Neighborhood Solar (40 megawatts) - $258.4M investment
Solar panels on utility poles and street lights in neighborhoods throughout
PSE&G’s service territory.
Centralized Solar (40 megawatts) – $256.1M investment
Solar systems on PSE&G land/buildings (25 megawatts).
Solar systems on 3
rd
Party sites (10 megawatts).
Solar systems on sites in UEZs (5 megawatts).
BPU approved a 10% ROE on its equity capital invested (47.4% common equity in its capital structure). Return and capital structure will change when a new WACC is established in a base rate case proceeding. Customer rate impact mitigated by benefits associated with ITC and the value of electricity and Solar Renewable Energy
Certificates (SRECs) generated by the projects

PSEG

Delivering Value: Today and Tomorrow 58
PSEG Power had substantial and growing …
… excess cash due to declining capital expenditures.
2008 2009 Excluding
Non-Recurring
Capex
Excess Cash
at Maintenance
Capex Levels
~ $525M
Excess Cash Flow
• Cash Ops
excluding
changes in
working capital
• Less: Investing
including Capex
of $822M and
Nuclear Fuel of
$150M
$800M - $900M
• Improving Earnings
& Cash Ops
• Declining Capex
Excess Cash Flow =
Potential Dividends
PSEG Power Cash Flow
2009 Capex =
$693M
vs.
Sustainability
Capex =
$200M - $225M
~ $1.3B

Delivering Value: Today and Tomorrow 59
PSE&G’s asset base is growing.
2009
Guidance
Retained
Earnings
Capex
Financing
Other Cash
Ops
2009
$315M - $335M
Capex
~$1,050
Dividends to the Parent are dependent on capital needs.
PSE&G Cash Flow
Cash Flow Drivers
• Capital Spending
• Earnings
Cash Flow from
adjustments to NI
including
Depreciation

Delivering Value: Today and Tomorrow 60
PSE&G’s investments in Energy Efficiency, Stimulus and Solar are conditioned upon receiving reasonable rate treatment.
Future investments are weighted towards PSE&G and growth.
$0
$500
$1,000
$1,500
$2,000
$2,500
2009 2010 2011
Power –
Sustainability
PSE&G -
Distribution
Infrastructure
Power – BET
Environmental
PSE&G -
Transmission
PSE&G - Other
Solar 4 All
Energy Efficiency
Solar II
(Pending approval)
Power –
Growth
2009 - 2011 Capital Expenditures

Delivering Value: Today and Tomorrow 61
…with most of our credit facilities extending until 2012.
We have substantial liquidity…
4.9% Union Bank of
California
5.2% Citibank
5.9% BNP Paribas
6.2% BNY Mellon
6.4% Scotia Bank
6.6% Wachovia/Wells
6.6% Barclays
6.9% Royal Bank of
Scotland
7.0% JPMorgan Chase
10.7% Bank of America
Merrill
% of Total
Commitment
Institution
0
500
1,000
1,500
2,000
2,500
3,000
3,500
Facility Expirations
Dec11 = $122M
Dec12 = $2.5B
$100M Bilateral expiring  March 2010
2009 2010 2011 2012
$350M Syndicated expiring in July 2011
Non-PSE&G Credit Capacity

Delivering Value: Today and Tomorrow 62
Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009  2008  2009  2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity 7 $          (12) $       1 $          (22) $
Gain (Loss) on Mark-to-Market (MTM) 17 11 (22) 30
Lease Reserves - - - (490)
Premium on Bond Redemption - - - (1)
Total Pro-forma adjustments 24 $        (1) $         (21) $       (483) $
Fully Diluted Average Shares Outstanding (in Millions)
507 508 507 509
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity 0.01 $     (0.02) $    - $       (0.04) $
Gain (Loss) on Mark-to-Market (MTM) 0.03 0.02 (0.05) 0.06
Lease Reserves - - - (0.96)
Premium on Bond Redemption - - - -
Total Pro-forma adjustments 0.04 $     - $       (0.05) $    (0.94) $
For the Quarters Ended For the Nine Months Ended
September 30,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
September 30,

Delivering Value: Today and Tomorrow 63
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Pro-forma Adjustments, net of tax 2008 2007
Earnings Impact (in Millions)
Asset Sales and Impairments:
Impairment of PPN (9) $              (2) $
Impairment of Turboven (4) (7)
Loss on Sale of Chilquinta and Luz del Sur - (23)
Premium on Bond Redemption (1) (28)
Total Asset Sales and Impairments (14) (60)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (71) 12
Gain on Mark-to-Market (MTM) 16 10
Lease Reserves (490) -
Total Pro-forma to Operating Earnings (559) $         (38) $
Fully Diluted Average Shares Outstanding (in Millions)
508 509
Per Share Impact (Diluted)
Asset Sales and Impairments:
Impairment of PPN (0.02) $        - $
Impairment of Turboven (0.01) (0.01)
Loss on Sale of Chilquinta and Luz del Sur - (0.05)
Premium on Bond Redemption - (0.06)
Total Asset Sales and Impairments (0.03) (0.12)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (0.14) 0.02
Gain on Mark-to-Market (MTM) 0.03 0.02
Lease Reserves (0.96) -
Total Pro-forma to Operating Earnings (1.10) $        (0.08) $
For the Twelve Months Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)